Mitch Gordic. ASSIGNMENT #5

FOR VALUE RECEIVED, the receipt of Two Thousand Seven Hundred and Fifty Dollars ($2,750.00) represents a partial assignment of the April 5th, 2009 Convertible Promissory Note from **Compass Biotechnolgies Inc.** to Mitch Gordic (the "Notes"), in the principal amount of Twenty Thousand Dollars ($20,000.00).

Mitch Gordic "Assignor", Holder of the Note does hereby grant, bargain, sell, convey and assign unto **Mellendzhik LTD.**, with an address at **Building Los Pilares, San Francisco, Tower 2, Floor 3b, Panama City, Rep. of Panama Business ID# 108465**, "Assignee", all rights, title, and without interest in and of said portion of Notes dated April 5th, 2009.

After this assignment, Assignor will have an unpaid principal balance of Five Thousand Five Hundred Dollars ($5,500.00).

IN WITNESS WHEREOF, Assignors have caused this Assignment to be executed as of this 10th day of November, 2011.

____
Mitch Gordic

Accepted and Agreed:

____
Authorized Signatory

Assignee Mellendzhik LTD.
Print Name: Celso Gonzalez Arbrego

Acknowledged by:

____
Garth Likes
Compass Biotechnolgies Inc.

Mitch Gordic. ASSIGNMENT #5

FOR VALUE RECEIVED, the receipt of Two Thousand Seven Hundred and Fifty Dollars ($2,750.00) represents a partial assignment of the April 5th, 2009 Convertible Promissory Note from **Compass Biotechnolgies Inc.** to Mitch Gordic (the "Notes"), in the principal amount of Twenty Thousand Dollars ($20,000.00).

Mitch Gordic "Assignor", Holder of the Note does hereby grant, bargain, sell, convey and assign unto **Mellendzhik LTD.**, with an address at **Building Los Pilares, San Francisco, Tower 2, Floor 3b, Panama City, Rep. of Panama Business ID# 108465**, "Assignee", all rights, title, and without interest in and of said portion of Notes dated April 5th, 2009.

After this assignment, Assignor will have an unpaid principal balance of Five Thousand Five Hundred Dollars ($5,500.00).

IN WITNESS WHEREOF, Assignors have caused this Assignment to be executed as of this 10th day of November, 2011.

Mitch Gordic

Accepted and Agreed:

Authorized Signatory

Assignee Mellendzhik LTD.
Print Name: Celso Gonzalez Arbrego

Acknowledged by:

Garth Likes
Compass Biotechnologies' Inc.